UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934
Date of report (date of earliest event reported): October 28, 2008
ABAXIS, Inc.
(Exact name of registrant as specified in its charter)

California	000-19720	77-0213001
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)
3240 Whipple Road, Union City, CA 94587
(Address of principal executive offices)
Registrant’s telephone number, including area code:
(510) 675-6500
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
     On July 23, 2008, the Board of Directors (the “Board”) of Abaxis, Inc. (the “Company”) amended the Abaxis, Inc. 2005 Equity Incentive Plan (the “Incentive Plan”) to increase the number of shares authorized for issuance under the Incentive Plan by 500,000 shares to a total of 5,386,000 shares. The shareholders of the Company approved the amendment to the Incentive Plan at the 2008 Annual Meeting of Shareholders on October 28, 2008.
     The Incentive Plan, as amended, is attached to this Current Report on Form 8-K as Exhibit 10.1.
Item 9.01. Financial Statements and Exhibits.
     (d) Exhibits.

Exhibit
Number	Description

Exhibit 10.1	Abaxis, Inc. 2005 Equity Incentive Plan, as amended through October 28, 2008

1.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: November 3, 2008

ABAXIS, INC.
By:	/s/ Alberto R. Santa Ines
Alberto R. Santa Ines
Vice President, Finance and Chief Financial Officer

Exhibit Index

Exhibit
Number	Description

Exhibit 10.1	Abaxis, Inc. 2005 Equity Incentive Plan, as amended through October 28, 2008